EXHIBIT 99.1

                                 PROXYMED, INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1998

                                                                                           KEY
                                                                                     COMMUNICATIONS
                                                              PROXYMED, INC.          SERVICE, INC.             TOTAL
                                                            --------------------  ---------------------- --------------------
                        ASSETS
--------------------------------------------------------
Current assets:
       Cash and cash equivalents                                     $5,719,178                ($61,204)          $5,657,974
       Accounts receivable, net                                       4,586,265               1,963,456            6,549,721
       Other receivables                                                403,020                   2,492              405,512
       Inventory                                                      2,211,635               1,558,181            3,769,816
       Other current assets                                             277,399                 328,176              605,575
                                                            --------------------  ---------------------- --------------------
            Total current assets                                     13,197,497               3,791,101           16,988,598

Property and equipment, net                                           3,103,357               1,035,078            4,138,435
Capitalized software costs, net                                      16,671,539                       -           16,671,539
Goodwill and other intangible assets, net                            14,660,371                 386,727           15,047,098
Other assets                                                            559,656                       -              559,656
                                                            --------------------  ---------------------- --------------------
            Total assets                                             48,192,420               5,212,906           53,405,326
                                                            ====================  ====================== ====================

         LIABILITIES AND STOCKHOLDERS' EQUITY
--------------------------------------------------------
Current liabilities:
       Current portion of long-term debt                                478,874                 742,406            1,221,280
       Accounts payable and accrued expenses                          4,565,641                 993,859            5,559,500
       Deferred revenue                                                 953,438                  81,815            1,035,253
                                                            --------------------  ---------------------- --------------------
            Total current liabilities                                 5,997,953               1,818,080            7,816,033

Long-term debt, less current portion                                    651,176               2,817,998            3,469,174
Long-term deferred revenue                                              750,000                       -              750,000
                                                            --------------------  ---------------------- --------------------
            Total liabilities                                         7,399,129               4,636,078           12,035,207
                                                            --------------------  ---------------------- --------------------
Stockholders' equity:
       Common stock                                                      15,717                       7               15,724

       Additional paid-in capital                                    79,174,503                       -           79,174,503

       Retained earnings (accumulated deficit)                      (38,137,129)                576,821          (37,560,308)
       Stock subscription receivable                                   (259,800)                      -             (259,800)
                                                            --------------------  ---------------------- --------------------
            Total stockholders' equity                               40,793,291                 576,828           41,370,119
                                                            --------------------  ---------------------- --------------------
            Total liabilities and stockholders' equity              $48,192,420              $5,212,906          $53,405,326
                                                            ====================  ====================== ====================

                                                                PRO FORMA ADJUSTMENTS
                                                             ----------------------------        PRO FORMA
                                                               #         DR. (CR.)               COMBINED
                                                             ----------------------------   --------------------
                        ASSETS
--------------------------------------------------------
Current assets:
       Cash and cash equivalents                                                                     $5,657,974
       Accounts receivable, net                                                                       6,549,721
       Other receivables                                                                                405,512
       Inventory                                                                                      3,769,816
       Other current assets                                                                             605,575
                                                                                            --------------------
            Total current assets                                                                     16,988,598

Property and equipment, net                                                                           4,138,435
Capitalized software costs, net                                                                      16,671,539
Goodwill and other intangible assets, net                                                            15,047,098
Other assets                                                                                            559,656
                                                                                            --------------------
            Total assets                                                                             53,405,326
                                                                                            ====================

         LIABILITIES AND STOCKHOLDERS' EQUITY
--------------------------------------------------------
Current liabilities:
       Current portion of long-term debt                      (2)                252,000                969,280
       Accounts payable and accrued expenses                                                          5,559,500
       Deferred revenue                                                                               1,035,253
                                                                                            --------------------
            Total current liabilities                                                                 7,564,033

Long-term debt, less current portion                          (2)              2,817,998                651,176
Long-term deferred revenue                                                                              750,000
                                                                                            --------------------
            Total liabilities                                                                         8,965,209
                                                                                            --------------------
Stockholders' equity:
       Common stock                                           (1)                 (2,078)                17,795
                                                              (1)                      7
       Additional paid-in capital                             (1)                  2,071             82,242,430
                                                              (2)             (3,069,998)
       Retained earnings (accumulated deficit)                                                      (37,560,308)
       Stock subscription receivable                                                                   (259,800)
                                                                                            --------------------
            Total stockholders' equity                                                               44,440,117
                                                                                            --------------------
            Total liabilities and stockholders' equity                                              $53,405,326
                                                                                            ====================

(1) To record the exchange of the common stock of Key Communications Service, Inc. for 2,078,106 shares of ProxyMed, Inc. common stock.
(2) To reclassify shareholder debt of Key Communications Services, Inc. as capital contributions.

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